Putnam VT Sustainable Leaders Fund
The fund's portfolio
3/31/25 (Unaudited)

COMMON STOCKS (98.4%)(a)
	Shares	Value
Automobiles (1.3%)
Tesla, Inc.(NON)	43,000	$11,143,880

		11,143,880
Banks (4.9%)
Bank of America Corp.	468,604	19,554,845
JPMorgan Chase & Co.	91,100	22,346,830

		41,901,675
Biotechnology (0.7%)
Regeneron Pharmaceuticals, Inc.	9,000	5,708,070

		5,708,070
Broadline retail (5.8%)
Amazon.com, Inc.(NON)	258,600	49,201,236

		49,201,236
Capital markets (3.3%)
KKR & Co., Inc.	62,500	7,225,625
London Stock Exchange Group PLC (United Kingdom)	67,144	9,972,706
MSCI, Inc.	5,200	2,940,600
TPG, Inc.	169,458	8,037,393

		28,176,324
Chemicals (4.0%)
Eastman Chemical Co.	116,700	10,282,437
Linde PLC	32,200	14,993,608
Novozymes A/S Class B (Denmark)	153,338	8,928,330

		34,204,375
Commercial services and supplies (0.8%)
Republic Services, Inc.	29,700	7,192,152

		7,192,152
Construction materials (1.1%)
CRH PLC	105,000	9,236,850

		9,236,850
Consumer finance (1.5%)
Capital One Financial Corp.	70,800	12,694,440

		12,694,440
Consumer staples distribution and retail (3.4%)
Kroger Co. (The)	166,600	11,277,154
Walmart, Inc.	203,900	17,900,381

		29,177,535
Containers and packaging (1.1%)
Ball Corp.	186,700	9,721,469

		9,721,469
Electric utilities (2.7%)
Constellation Energy Corp.	50,000	10,081,500
NextEra Energy, Inc.	178,200	12,632,598

		22,714,098
Entertainment (1.1%)
Walt Disney Co. (The)	98,700	9,741,690

		9,741,690
Financial services (2.6%)
Mastercard, Inc. Class A	40,000	21,924,800

		21,924,800
Food products (1.4%)
Danone SA (France)	153,919	11,772,527

		11,772,527
Ground transportation (0.5%)
Canadian Pacific Railway, Ltd. (Canada)	64,900	4,554,568

		4,554,568
Health care equipment and supplies (4.7%)
Boston Scientific Corp.(NON)	170,400	17,189,952
Intuitive Surgical, Inc.(NON)	24,800	12,282,696
Medtronic PLC	118,400	10,639,424

		40,112,072
Hotels, restaurants, and leisure (4.8%)
Chipotle Mexican Grill, Inc.(NON)	197,500	9,916,475
Hilton Worldwide Holdings, Inc.	63,399	14,426,442
Starbucks Corp.	94,900	9,308,741
Viking Holdings, Ltd. (Bermuda)(NON)	184,900	7,349,775

		41,001,433
Industrial REITs (1.5%)
Prologis, Inc.(R)	115,000	12,855,850

		12,855,850
IT Services (1.2%)
Accenture PLC Class A	32,000	9,985,280

		9,985,280
Life sciences tools and services (2.5%)
Mettler-Toledo International, Inc.(NON)	7,100	8,384,461
Thermo Fisher Scientific, Inc.	25,300	12,589,280

		20,973,741
Machinery (4.2%)
Fortive Corp.	156,300	11,438,034
Ingersoll Rand, Inc.	128,800	10,307,864
Otis Worldwide Corp.	139,700	14,417,040

		36,162,938
Personal care products (1.8%)
Unilever PLC (United Kingdom)	261,752	15,595,673

		15,595,673
Pharmaceuticals (5.1%)
AstraZeneca PLC (United Kingdom)	63,253	9,288,365
Eli Lilly and Co.	25,500	21,060,705
GSK PLC (United Kingdom)	384,042	7,339,114
Sanofi SA (France)	53,494	5,922,953

		43,611,137
Real estate management and development (0.7%)
FirstService Corp. (Canada)	33,100	5,492,945

		5,492,945
Semiconductors and semiconductor equipment (10.6%)
Analog Devices, Inc.	31,737	6,400,401
Applied Materials, Inc.	44,400	6,443,328
ASML Holding NV (NY Reg Shares) (Netherlands)	6,900	4,572,147
Broadcom, Inc.	122,700	20,543,661
Marvell Technology, Inc.	65,400	4,026,678
NVIDIA Corp.	350,200	37,954,676
Qualcomm, Inc.	70,600	10,844,866

		90,785,757
Software (12.9%)
Cadence Design Systems, Inc.(NON)	37,100	9,435,643
Microsoft Corp.	167,600	62,915,364
Roper Technologies, Inc.	27,900	16,449,282
Salesforce, Inc.	52,700	14,142,572
ServiceNow, Inc.(NON)	9,100	7,244,874

		110,187,735
Specialty retail (1.9%)
Home Depot, Inc. (The)	45,000	16,492,050

		16,492,050
Technology hardware, storage, and peripherals (9.9%)
Apple, Inc.	341,288	75,810,303
Seagate Technology Holdings PLC	98,700	8,384,565

		84,194,868
Textiles, apparel, and luxury goods (0.4%)
On Holding AG Class A (Switzerland)(NON)	76,600	3,364,273

		3,364,273

Total common stocks (cost $545,509,738)		$839,881,441

SHORT-TERM INVESTMENTS (1.8%)(a)
		Principal amount/shares	Value
Putnam Short Term Investment Fund Class P 4.53%(AFF)	Shares	12,640,417	$12,640,417
U.S. Treasury Bills 4.314%, 4/22/25(SEGSF)		$200,000	199,505
U.S. Treasury Bills 4.291%, 5/15/25(SEGSF)		2,200,000	2,188,628

Total short-term investments (cost $15,028,632)			$15,028,550
TOTAL INVESTMENTS

Total investments (cost $560,538,370)			$854,909,991

	FORWARD CURRENCY CONTRACTS at 3/31/25 (aggregate face value $85,428,001) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/18/25	$7,508,654	$7,453,801	$(54,853)
		Danish Krone	Sell	6/18/25	2,745,825	2,728,540	(17,285)
	Barclays Bank PLC
		British Pound	Sell	6/18/25	2,269,439	2,270,565	1,126
		Euro	Sell	6/18/25	283,982	281,595	(2,387)
	Citibank, N.A.
		British Pound	Sell	6/18/25	3,061,483	3,068,983	7,500
	HSBC Bank USA, National Association
		British Pound	Sell	6/18/25	2,509,042	2,490,295	(18,747)
		Danish Krone	Sell	6/18/25	4,702,374	4,675,804	(26,570)
		Euro	Sell	6/18/25	4,427,398	4,390,516	(36,882)
	JPMorgan Chase Bank N.A.
		Canadian Dollar	Sell	4/16/25	4,998,056	5,001,705	3,649
		Euro	Sell	6/18/25	2,398,586	2,377,655	(20,931)
	Morgan Stanley & Co. International PLC
		British Pound	Sell	6/18/25	1,191,553	1,184,681	(6,872)
		Danish Krone	Sell	6/18/25	2,568,888	2,552,543	(16,345)
		Euro	Sell	6/18/25	8,260,227	8,263,224	2,997
	State Street Bank and Trust Co.
		British Pound	Sell	6/18/25	25,344,097	25,153,850	(190,247)
		Canadian Dollar	Sell	4/16/25	2,950,558	2,954,049	3,491
		Euro	Sell	6/18/25	228,380	181,068	(47,312)
		Swiss Franc	Sell	6/18/25	2,390,946	2,387,102	(3,844)
	Toronto-Dominion Bank
		Canadian Dollar	Sell	4/16/25	2,609,042	2,612,139	3,097
	UBS AG
		British Pound	Sell	6/18/25	35,391	35,153	(238)
		Euro	Sell	6/18/25	4,391,453	4,352,989	(38,464)
	WestPac Banking Corp.
		Euro	Sell	6/18/25	1,020,487	1,011,744	(8,743)

	Unrealized appreciation						21,860

	Unrealized (depreciation)						(489,720)

	Total						$(467,860)
*	The exchange currency for all contracts listed is the United States Dollar.

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2025 through March 31, 2025 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
Putnam VT Sustainable Leaders Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the 1940 Act as an open-end management investment company.

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946.
(a)	Percentages indicated are based on net assets of $853,258,058.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/24	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/25
Short-term investments
	Putnam Short Term Investment Fund Class P*	$16,840,271	$42,602,122	$46,801,976	$140,347	$12,640,417

	Total Short-term investments	$16,840,271	$42,602,122	$46,801,976	$140,347	$12,640,417
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $774,259.
(R)	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the “mid price”, and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by the fund’s investment manager. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Reliable prices are not readily available for equity securities in these circumstances, where the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value. To address this, the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This includes using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $478,457 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $774,259 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$9,741,690	$—	$—
Consumer discretionary	121,202,872	—	—
Consumer staples	29,177,535	27,368,200	—
Financials	94,724,533	9,972,706	—
Health care	87,854,588	22,550,432	—
Industrials	47,909,658	—	—
Information technology	295,153,640	—	—
Materials	44,234,364	8,928,330	—
Real estate	18,348,795	—	—
Utilities	22,714,098	—	—

Total common stocks	771,061,773	68,819,668	—
Short-term investments	—	15,028,550	—

Totals by level	$771,061,773	$83,848,218	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(467,860)	$—

Totals by level	$—	$(467,860)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com